UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Morgans Hotel Group Co.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On May 13, 2014, Morgans Hotel Group Co. made available the following additional content at www.ProtectValueatMorgans.com:

MORGANS HOTEL GROUP
PROTECT YOUR INVESTMENT AT
MORGANS HOTEL GROUP
PRESS RELEASES
05.13.2014 Morgans Hotel Group Announces Retention of Morgan Stanley as Financial Advisor to Assist in Ongoing Review of Strategic Alternatives
05.06.2014 Morgans Hotel Group Comments on Glass Lewis Report
05.01.2014 Leading Proxy Advisory Firm ISS Recommends Stockholders Vote “FOR” Seven Morgans Hotel Group Director Nominees
04.23.2014 Morgans Hotel Group Files Investor Presentation
04.16.2014 Morgans Hotel Group Sends Letter to Stockholders and Files Definitive Proxy Materials
Home
Press Releases
Letter to Stockholders
Investor Presentation
Our Directors
SEC Filings
Contacts
HOW TO VOTE